SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.



                                  FORM 8-K



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 July 25, 2003
                       ---------------------------------
                       (Date of earliest event reported)



                      ARMANINO FOODS OF DISTINCTION, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Colorado                  0-18200                  84-1041418
------------------------     ---------------------     -------------------
(State of Incorporation)     (Commission File No.)      (I.R.S. Employer
                                                       Identification No.)



                           30588 San Antonio Street
                          Hayward, California  94544
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)



                               (510) 441-9300
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             (Registrant's telephone number, including area code)



                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)









ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is furnished pursuant to Item 12 (reported herein under the Item 9 caption in accordance with the guidance provided in Release Nos. 33-8216 and 34-47853), is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Armanino Foods of Distinction, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c)  EXHIBITS.

          99 - Press Release dated July 25, 2003

ITEM 9. INFORMATION FURNISHED UNDER ITEM 12 - DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 25, 2003, Armanino Foods of Distinction, Inc. reported its operating results for the second quarter of 2003. The Press Release is attached hereto as Exhibit 99.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARMANINO FOODS OF DISTINCTION, INC.
                                      (Registrant)



Date:  July 28, 2003                  By:/s/ William J. Armanino
                                         William J. Armanino, President